Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 12 — Income Taxes

The Company’s income before provision for income taxes was generated from the United States and international operations as follows (in millions):

	Years Ended December 31,
	2012	2011	2010
Income before income taxes:
U.S.	$730.6	$731.4	$391.6
Foreign	(485.5)	(275.4)	(141.0)

Income before income taxes	$245.1	$456.0	$250.6

The Company’s provision for income taxes consisted of the following (in millions):

	Years Ended December 31,
	2012	2011	2010
Current provision:
Federal	$328.5	$301.2	$161.4
State	18.0	10.8	14.9
Foreign	21.3	11.8	9.3

Total current provision	367.8	323.8	185.6

Deferred (benefit) provision:
Federal	(75.5)	(53.2)	(54.1)
State	5.6	(3.9)	(10.2)
Foreign	(151.1)	(69.8)	(54.0)

Total deferred (benefit) provision	(221.0)	(126.9)	(118.3)

Total provision for income taxes	$146.8	$196.9	$67.3

The exercise of certain stock options resulted in a tax benefit and has been reflected as a reduction of income taxes payable and an increase to additional paid-in capital. Such benefits recorded were $13.7 million, $14.6 million and $6.7 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Reconciliations between the statutory federal income tax rate and the Company’s effective income tax rate were as follows:

	Years Ended December 31,
	2012	2011	2010
Federal income tax at statutory rates	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	5.5%	2.4%	1.6%
Foreign rate differential	(3.7)%	1.9%	2.8%
Foreign intangible amortization	18.7%	6.1%	0.0%
Effect of Ascent reorganization	(15.0)%	0.0%	0.0%
Loss on foreign currency hedge	10.1%	0.0%	0.0%
Foreign impairments	8.4%	0.6%	0.7%
Tax audit outcomes	(7.0)%	(1.4)%	(7.8)%
Non-deductible expenses	5.9%	2.5%	5.0%
R&D credit and U.S. manufacturing deduction	(4.5)%	(3.7)%	(3.7)%
Rate changes	2.8%	(1.2)%	(4.3)%
Transaction costs	2.7%	0.2%	0.0%
Valuation allowance	(1.6)%	1.4%	(1.4)%
Sale of subsidiary	0.0%	0.0%	(2.1)%
Other	2.6%	(0.6)%	1.1%

Effective income tax rate	59.9%	43.2%	26.9%

Deferred tax assets and liabilities are measured based on the difference between the financial statement and tax basis of assets and liabilities at the applicable tax rates. The significant components of the Company’s net deferred tax assets (liabilities) consisted of the following (in millions):

	December 31,
	2012	2011
Benefits from net operating loss and tax credit carryforwards	$248.1	$101.3
Differences in financial statement and tax accounting for:
Inventories, receivables and accruals	342.2	163.9
Deferred revenue	6.3	9.9
Share-based compensation	24.0	19.4
Other	49.7	18.3

Total deferred tax asset, gross	670.3	312.8
Less: Valuation allowance	(101.6)	(37.8)

Total deferred tax asset, net	$568.7	$275.0

Differences in financial statement and tax accounting for:
Property, equipment and intangible assets	(906.9)	(288.1)
Basis difference in debt	(269.6)	—
Deferred interest expense	(76.3)	(76.3)

Total deferred tax liabilities	$(1,252.8)	$(364.4)

Total deferred taxes	$(684.1)	$(89.4)

The total net deferred tax liability increased by $786.5 due to acquisitions.

The Company had the following carryforward tax attributes at December 31, 2012:

•	$68.1 million state tax net operating loss (“NOL”) which begin to expire in 2013;

•	$441.7 million foreign tax NOLs which begin to expire in 2013; and $296.0 million foreign tax NOLs which are not subject to expiration.

•	$22.1 million of tax credits in foreign jurisdictions which begin to expire in 2013 and $87.8 million of tax credits in foreign jurisdiction which are not subject to expiration.

A valuation allowance has been established due to the uncertainty of realizing certain net operating losses ($89.7 million), some foreign deferred tax assets ($6.7 million) and deferred tax assets relating to some impaired investments ($5.2 million).

Deferred income taxes have not been provided on the undistributed earnings of certain of the Company’s foreign subsidiaries of approximately $242.7 as of December 31, 2012, as these amounts are intended to be indefinitely reinvested in foreign operations. It is not practicable to calculate the deferred taxes associated with these earnings because of the variability of multiple factors that would need to be assessed at the time of any assumed repatriation. In making this assertion, the Company evaluates, among other factors, the profitability of its United States and foreign operations and the need for cash within and outside the United States, including cash requirements for capital improvement, acquisitions and market expansion. Additionally, the Company has accrued withholding taxes of approximately $8 million for certain pre-acquisition earnings for some of the Actavis subsidiaries. The Company expects that future earnings in these subsidiaries will be indefinitely reinvested.

Accounting for Uncertainty in Income Taxes

At December 31, 2012, 2011 and 2010, the liability for income tax associated with uncertain tax positions was $103.7 million, $71.2 million and $68.0 million, respectively. As of December 31, 2012, the Company estimates that this liability would be reduced by $28.4 million, from offsetting tax benefits associated with the correlative effects of state income taxes and net operating losses with valuation allowances. The net amount of $75.3 million, if recognized, would favorably affect the Company’s effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	December 31,
	2012	2011	2010
Balance at the beginning of the year	$71.2	$68.0	$72.2
Increases for current year tax positions	4.3	8.5	5.9
Increases for prior year tax positions	6.7	11.0	20.1
Increases due to acquisitions	41.9	—	—
Decreases for prior year tax positions	(10.4)	(14.9)	(27.5)
Settlements	(9.3)	(1.2)	(2.3)
Lapse of applicable statue of limitations	(1.3)	(0.2)	(0.4)
Foreign Exchange	0.6	—	—

Balance at the end of the year	$103.7	$71.2	$68.0

The Company’s continuing practice is to recognize interest and penalties related to uncertain tax positions in tax expense. During the years ended December 31, 2012, 2011 and 2010, the company recognized approximately $1.3 million, $2.2 million and $2.3 million in interest and penalties, respectively. At December 31, 2012, 2011 and 2010 the Company had accrued $9.5 million (net of tax benefit of $4.4 million), $4.2 million (net of tax benefit of $2.6 million) and $2.4 million (net of tax benefit of $1.8 million) of interest and penalties related to uncertain tax positions, respectively. The Company does not expect significant changes in its uncertain tax positions in the next twelve months.

The Company conducts business globally and, as a result, it files federal, state and foreign tax returns. The Company strives to resolve open matters with each tax authority at the examination level and could reach agreement with a tax authority at any time. While the Company has accrued for amounts it believes are the probable outcomes, the final outcome with a tax authority may result in a tax liability that is more or less than that reflected in the consolidated financial statements. Furthermore, the Company may later decide to challenge any assessments, if made, and may exercise its right to appeal. The uncertain tax positions are reviewed quarterly and adjusted as events occur that affect potential liabilities for additional taxes, such as lapsing of applicable statutes of limitations, proposed assessments by tax authorities, negotiations with or between tax authorities and issuance of new legislation, regulations, rulings or case law. Management believes that adequate amounts of tax and related penalty and interest have been provided for any adjustments that may result from these uncertain tax positions.

With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2007. In the third quarter of 2012 the IRS concluded its examination of the Company’s 2007-2009 tax returns resulting in a release of tax reserves of $7.8 million. The Company and the IRS have agreed on all issues except the timing of the deductibility of certain litigation costs. The Company intends to appeal the disputed issue and believes that it will prevail on its position. The IRS is still examining the 2007-2009 tax returns for Arrow’s US business and is focusing on certain pre-acquisition transfer pricing issues. Additionally, the IRS has indicated that it will begin the audit of the Company’s next audit cycle in 2013. The significant foreign jurisdictions which have open statutes to assessment include Australia, Greece, Iceland, India, Malta, Russia and the UK. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, the Company has accrued for amounts it believes are the likely outcomes.